                                                                    EXHIBIT 99.1
                                                                    ------------

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE




     -----------------------------------------------------------------------
                               DERIVED INFORMATION
     -----------------------------------------------------------------------


                         [LOGO] ACCREDITED HOME LENDERS


     -----------------------------------------------------------------------
                               $303,047,000 NOTES
                         ACCREDITED MORTGAGE LOAN TRUST
                                  SERIES 2003-1
     -----------------------------------------------------------------------

     -----------------------------------------------------------------------

                          ACCREDITED HOME LENDERS, INC.
                          (SPONSOR AND MASTER SERVICER)

                          COUNTRYWIDE HOME LOANS, INC.
                            (BACKUP MASTER SERVICER)
     -----------------------------------------------------------------------








THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).
                                       1


LEHMAN BROTHERS                                                                        RESIDENTIAL MORTGAGE FINANCE

-------------------------------------------------------------------------------------------------------------------
                                       ACCREDITED MORTGAGE LOAN TRUST 2003-1
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                 TO MATURITY(5)
-------------------------------------------------------------------------------------------------------------------
                                                           Est.     Est. Prin.  Expected    Stated      Expected
             Approx.                             Tsy.    WAL/DUR      Window      Final      Final       Ratings
 Class        Size       Group      Type        BMark     (yrs)       (mos)     Maturity   Maturity   (Moody's/S&P)
-------------------------------------------------------------------------------------------------------------------
  A-1     104,201,000     I      FXD - PT      Swaps    3.90/3.44     1-182     7/25/18    6/25/33       Aaa/AAA

  A-2     110,037,000     II    FLT - PT(1)   1 mo LI   3.06/2.96     1-145     6/25/15    6/25/33       Aaa/AAA

  A-3      88,809,000     III   FLT - PT(2)   1 mo LI   3.06/2.96     1-145     6/25/15    6/25/33       Aaa/AAA
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                               TO 10% CALL(3)(5)
-------------------------------------------------------------------------------------------------------------------
                                                           Est.     Est. Prin.  Expected    Stated      Expected
             Approx.                             Tsy.    WAL/DUR      Window      Final      Final       Ratings
 Class        Size       Group      Type        BMark     (yrs)       (mos)     Maturity   Maturity   (Moody's/S&P)
-------------------------------------------------------------------------------------------------------------------
  A-1     104,201,000     I      FXD - PT      Swaps    3.66/3.27     1-107     4/25/12    6/25/33       Aaa/AAA

  A-2     110,037,000     II    FLT - PT(1)   1 mo LI   2.88/2.79      1-84     5/25/10    6/25/33       Aaa/AAA

  A-3      88,809,000     III   FLT - PT(2)   1 mo LI   2.88/2.79      1-84     5/25/10    6/25/33       Aaa/AAA
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                 PRICING SPEED
-------------------------------------------------------------------------------------------------------------------
Group I (Fixed Rate)          110% PPC(4)

Group II (Adjustable Rate)    140% PPC(4)

Group III (Adjustable Rate)   140% PPC(4)
-------------------------------------------------------------------------------------------------------------------

(1)  Subject to the Class A-2 Net WAC Cap and a 13% hard cap.

(2)  Subject to the Class A-3 Net WAC Cap and a 13% hard cap.

(3) The weighted average lives, durations and principal re-payment windows to call are calculated assuming a clean up call is exercised with respect to each Class of Notes separately.

     The Sponsor may exercise its right to call any Class of Notes when the outstanding principal balance of the respective Class of Notes is equal to or less than 10% of the original principal balance of such Class of Notes (subsequently defined herein). In addition, the Sponsor may terminate the entire Trust and cause the trust to redeem all classes of Notes on any Payment Date when the combined aggregate outstanding principal balance of all Classes of Notes is equal to or less than 10% of the original aggregate principal balance of all Classes of Notes.

(4) 100% PPC assumes that prepayments start at 4% CPR in the first month of the life of the transaction, increase by approximately 1.45% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.

(5) For modeling purposes, payments on the Notes are received in cash on the 25th day of each month, regardless of the day on which the Payment Date actually occurs, commencing in June 2003.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).
                                       2


LEHMAN BROTHERS                                                                                 RESIDENTIAL MORTGAGE FINANCE

----------------------------------------------------------------------------------------------------------------------------
                                              SENSITIVITY ANALYSIS - TO MATURITY
----------------------------------------------------------------------------------------------------------------------------
Group I PPC                       0.00%       55.00%        82.50%       110.00%       165.00%       220.00%       275.00%
Group II PPC                      0.00%       70.00%       105.00%       140.00%       210.00%       280.00%       350.00%
Group III PPC                     0.00%       70.00%       105.00%       140.00%       210.00%       280.00%       350.00%

CLASS A-1
---------
Average Life (yrs.)            17.42         6.89          5.03          3.90          2.65          1.97          1.55
Window                        1 - 358      1 - 283       1 - 227       1 - 182       1 - 133        1 - 99        1 - 76
Expected Final Mat.           03/25/33     12/25/26      04/25/22      07/25/18      06/25/14      08/25/11      09/25/09
Yield @ 100.0000% (%)           3.57         3.57          3.56          3.55          3.53          3.50          3.47
Duration @ 100.0000% (yrs.)    12.15         5.64          4.30          3.44          2.42          1.84          1.47

CLASS A-2
---------
Average Life (yrs.)            19.21         5.77          4.02          3.06          2.04          1.46          1.14
Window                        1 - 358      1 - 248       1 - 185       1 - 145        1 - 99        1 - 60        1 - 39
Expected Final Mat.           03/25/33     01/25/24      10/25/18      06/25/15      08/25/11      05/25/08      08/25/06

CLASS A-3
---------
Average Life (yrs.)            19.21         5.77          4.02          3.06          2.04          1.46          1.14
Window                        1 - 358      1 - 248       1 - 185       1 - 145        1 - 99        1 - 60        1 - 39
Expected Final Mat.           03/25/33     01/25/24      10/25/18      06/25/15      08/25/11      05/25/08      08/25/06

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                              SENSITIVITY ANALYSIS - TO 10% CALL(1)
----------------------------------------------------------------------------------------------------------------------------
Group I PPC                       0.00%       55.00%        82.50%       110.00%       165.00%       220.00%       275.00%
Group II PPC                      0.00%       70.00%       105.00%       140.00%       210.00%       280.00%       350.00%
Group III PPC                     0.00%       70.00%       105.00%       140.00%       210.00%       280.00%       350.00%

CLASS A-1
---------
Average Life (yrs.)            17.34         6.54          4.76          3.66          2.48          1.85          1.46
Window                        1 - 338      1 - 179       1 - 140       1 - 107        1 - 71        1 - 51        1 - 39
Expected Final Mat.           07/25/31     04/25/18      01/25/15      04/25/12      04/25/09      08/25/07      08/25/06
Yield @ 100.0000% (%)           3.57         3.54          3.53          3.51          3.48          3.45          3.42
Duration @ 100.0000% (yrs.)    12.12         5.44          4.13          3.27          2.29          1.74          1.39

CLASS A-2
---------
Average Life (yrs.)            19.16         5.49          3.80          2.88          1.91          1.38          1.10
Window                        1 - 344      1 - 164       1 - 113        1 - 84        1 - 54        1 - 35        1 - 27
Expected Final Mat.           01/25/32     01/25/17      10/25/12      05/25/10      11/25/07      04/25/06      08/25/05

CLASS A-3
---------
Average Life (yrs.)            19.15         5.49          3.80          2.88          1.91          1.38          1.10
Window                        1 - 344      1 - 164       1 - 113        1 - 84        1 - 54        1 - 35        1 - 27
Expected Final Mat.           01/25/32     01/25/17      10/25/12      05/25/10      11/25/07      04/25/06      08/25/05

----------------------------------------------------------------------------------------------------------------------------
(1)The weighted average lives, durations and principal re-payment windows to call are calculated assuming a clean up call is exercised with respect to each
Class of Notes separately.

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).
                                       3

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                       CLASS A-2 NET WAC CAP (20% LIBOR)
--------------------------------------------------------------------------------
  The following table lists the monthly Net WAC Cap for the Class A-2 Notes assuming 6 month LIBOR equals 20%.

   ----------- --------------      ----------- --------------
                  CLASS A-2                       CLASS A-2
       MONTH       NET WAC            MONTH        NET WAC
                   CAP (%)                         CAP (%)
   ----------- --------------      ----------- --------------
         1           N/A                41          9.633
         2          6.319               42          9.322
         3          6.115               43          9.633
         4          6.115               44          9.323
         5          6.319               45          9.323
         6          6.115               46         10.322
         7          6.319               47         10.683
         8          6.115               48         11.040
         9          6.115               49         10.684
        10          6.536               50         11.040
        11          6.115               51         10.684
        12          6.319               52         10.684
        13          6.115               53         12.257
        14          6.319               54         11.862
        15          6.115               55         12.257
        16          6.115               56         11.862
        17          6.319               57         11.862
        18          6.115               58         12.680
        19          6.319               59         12.647
        20          6.115               60         13.069
        21          6.115               61         12.647
        22          6.770               62         13.069
        23          6.386               63         12.647
        24          6.599               64         12.647
        25          6.386               65         13.069
        26          6.599               66         12.647
        27          6.387               67         13.069
        28          6.387               68         12.647
        29          6.881               69         12.647
        30          6.659               70         14.002
        31          6.881               71         12.647
        32          6.659               72         13.069
        33          6.659               73         12.647
        34          7.373               74         13.069
        35          8.112               75         12.647
        36          8.382               76         12.647
        37          7.870               77         13.069
        38          8.132               78         12.647
        39          7.870               79         13.069
        40          7.870               80         12.647
   ----------- --------------      ----------- --------------

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).
                                       4

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                   CLASS A-2 NET WAC CAP (LIBOR FORWARD CURVE)
--------------------------------------------------------------------------------

  The following table lists the monthly Net WAC Cap for the Class A-2 Notes assuming 6 month LIBOR equals the 6 month LIBOR forward curve.

  ------------- ------------------ -------------------      ------------- ------------------ -------------------
                     6 MONTH           CLASS A-2                               6 MONTH           CLASS A-2
       MONTH      LIBOR FORWARD         NET WAC                MONTH        LIBOR FORWARD         NET WAC
                    CURVE (%)           CAP (%)                               CURVE (%)           CAP (%)
  ------------- ------------------ -------------------      ------------- ------------------ -------------------
        1             1.250               N/A                    41             4.372              9.057
        2             1.223              6.319                   42             4.430              8.765
        3             1.220              6.115                   43             4.482              9.057
        4             1.233              6.115                   44             4.534              8.765
        5             1.245              6.319                   45             4.576              8.765
        6             1.283              6.115                   46             4.612              9.704
        7             1.336              6.319                   47             4.652              9.066
        8             1.388              6.115                   48             4.683              9.368
        9             1.461              6.115                   49             4.708              9.066
       10             1.546              6.536                   50             4.737              9.368
       11             1.631              6.115                   51             4.766              9.066
       12             1.731              6.319                   52             4.791              9.066
       13             1.840              6.115                   53             4.817              9.548
       14             1.949              6.319                   54             4.843              9.240
       15             2.069              6.115                   55             4.869              9.548
       16             2.190              6.115                   56             4.895              9.240
       17             2.311              6.319                   57             4.923              9.240
       18             2.432              6.115                   58             4.953              9.877
       19             2.549              6.319                   59             4.983              9.396
       20             2.666              6.115                   60             5.015              9.709
       21             2.775              6.115                   61             5.047              9.396
       22             2.883              6.770                   62             5.079              9.709
       23             2.990              6.386                   63             5.110              9.396
       24             3.081              6.599                   64             5.139              9.396
       25             3.179              6.386                   65             5.167              9.896
       26             3.277              6.599                   66             5.194              9.577
       27             3.362              6.387                   67             5.219              9.896
       28             3.451              6.387                   68             5.244              9.577
       29             3.540              6.708                   69             5.266              9.577
       30             3.627              6.492                   70             5.288              10.603
       31             3.707              6.708                   71             5.308              9.720
       32             3.787              6.492                   72             5.327              10.045
       33             3.862              6.492                   73             5.344              9.720
       34             3.930              7.188                   74             5.360              10.045
       35             3.998              7.759                   75             5.375              9.720
       36             4.062              8.017                   76             5.389              9.720
       37             4.126              7.517                   77             5.401              10.146
       38             4.189              7.767                   78             5.412              9.818
       39             4.252              7.517                   79             5.421              10.146
       40             4.312              7.517                   80             5.431              9.818
  ------------- ------------------ -------------------      ------------- ------------------ -------------------

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                       CLASS A-2 NET WAC CAP (20% LIBOR)
--------------------------------------------------------------------------------

  The following table lists the monthly Net WAC Cap for the Class A-3 Notes assuming 6 month LIBOR equals 20%.

  ----------- --------------      ----------- --------------
                 CLASS A-3                       CLASS A-3
      MONTH       NET WAC            MONTH        NET WAC
                  CAP (%)                         CAP (%)
  ----------- --------------      ----------- --------------
        1           N/A                41           9.798
        2          6.328               42           9.482
        3          6.124               43           9.799
        4          6.124               44           9.483
        5          6.328               45           9.483
        6          6.124               46          10.499
        7          6.328               47          10.818
        8          6.124               48          11.179
        9          6.124               49          10.819
       10          6.547               50          11.179
       11          6.124               51          10.819
       12          6.328               52          10.819
       13          6.124               53          12.319
       14          6.328               54          11.921
       15          6.124               55          12.319
       16          6.124               56          11.921
       17          6.328               57          11.921
       18          6.124               58          12.744
       19          6.328               59          12.656
       20          6.124               60          13.078
       21          6.124               61          12.656
       22          6.781               62          13.078
       23          6.471               63          12.656
       24          6.687               64          12.656
       25          6.471               65          13.078
       26          6.687               66          12.656
       27          6.471               67          13.078
       28          6.471               68          12.656
       29          7.046               69          12.656
       30          6.819               70          14.012
       31          7.046               71          12.656
       32          6.819               72          13.078
       33          6.820               73          12.656
       34          7.550               74          13.078
       35          8.272               75          12.656
       36          8.547               76          12.656
       37          8.030               77          13.078
       38          8.298               78          12.656
       39          8.030               79          13.078
       40          8.030               80          12.656
  ----------- --------------      ----------- --------------

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).
                                       6

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                  CLASS A-3 NET WAC CAP (LIBOR FORWARD CURVE)
--------------------------------------------------------------------------------
  The following table lists the monthly Net WAC Cap for the Class A-3 Notes assuming 6 month LIBOR equals the 6 month LIBOR forward curve.

  ------------- ------------------ -------------------      ------------- ------------------ -------------------
                     6 MONTH           CLASS A-3                               6 MONTH           CLASS A-3
       MONTH      LIBOR FORWARD         NET WAC                MONTH        LIBOR FORWARD         NET WAC
                    CURVE (%)           CAP (%)                               CURVE (%)           CAP (%)
  ------------- ------------------ -------------------      ------------- ------------------ -------------------
        1             1.250               N/A                    41             4.372              9.073
        2             1.223              6.328                   42             4.430              8.780
        3             1.220              6.124                   43             4.482              9.073
        4             1.233              6.124                   44             4.534              8.780
        5             1.245              6.328                   45             4.576              8.780
        6             1.283              6.124                   46             4.612              9.721
        7             1.336              6.328                   47             4.652              9.070
        8             1.388              6.124                   48             4.683              9.373
        9             1.461              6.124                   49             4.708              9.070
       10             1.546              6.547                   50             4.737              9.373
       11             1.631              6.124                   51             4.766              9.070
       12             1.731              6.328                   52             4.791              9.070
       13             1.840              6.124                   53             4.817              9.553
       14             1.949              6.328                   54             4.843              9.244
       15             2.069              6.124                   55             4.869              9.553
       16             2.190              6.124                   56             4.895              9.244
       17             2.311              6.328                   57             4.923              9.244
       18             2.432              6.124                   58             4.953              9.882
       19             2.549              6.328                   59             4.983              9.400
       20             2.666              6.124                   60             5.015              9.714
       21             2.775              6.124                   61             5.047              9.400
       22             2.883              6.781                   62             5.079              9.714
       23             2.990              6.471                   63             5.110              9.400
       24             3.081              6.687                   64             5.139              9.400
       25             3.179              6.471                   65             5.167              9.900
       26             3.277              6.687                   66             5.194              9.581
       27             3.362              6.471                   67             5.219              9.900
       28             3.451              6.471                   68             5.244              9.581
       29             3.540              6.839                   69             5.266              9.581
       30             3.627              6.619                   70             5.288              10.608
       31             3.707              6.840                   71             5.308              9.725
       32             3.787              6.619                   72             5.327              10.049
       33             3.862              6.619                   73             5.344              9.725
       34             3.930              7.328                   74             5.360              10.049
       35             3.998              7.834                   75             5.375              9.725
       36             4.062              8.095                   76             5.389              9.725
       37             4.126              7.592                   77             5.401              10.150
       38             4.189              7.846                   78             5.412              9.823
       39             4.252              7.592                   79             5.421              10.150
       40             4.312              7.593                   80             5.431              9.823
  ------------- ------------------ -------------------      ------------- ------------------ -------------------

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------

ISSUER:                       Accredited Mortgage Loan Trust 2003-1

SPONSOR AND MASTER SERVICER:  Accredited Home Lenders, Inc.

INDENTURE TRUSTEE:            Deutsche Bank National Trust Company

OWNER TRUSTEE:                U.S. Bank Trust National Association

NOTES:                        $104,201,000 Class A-1 Fixed Rate Notes (the
                              "Fixed Rate Notes")
                              $110,037,000 Class A-2 Floating Rate Notes
                              $88,809,000   Class A-3 Floating Rate Notes

                              (The Class A-2 Notes and the Class A-3 Notes, together "the Floating Rate Notes")

                              The balance of each class of Notes is subject to a variance of +/- 5%

                              The Class A-1 Fixed Rate Notes will receive payments of principal and interest primarily from mortgage loans in loan Group I. The Class A-2 Floating Rate Notes will receive payments of principal and interest primarily from mortgage loans in loan Group II. The Class A-3 Floating Rate Notes will receive payments of principal and interest primarily from mortgage loans in loan Group III.

NOTE RATINGS:                 The Notes are expected to receive the following
                              ratings from Moody's Investors Service, Inc. and
                              Standard & Poor's

                                  Class     Moody's      S&P
                                  -----     -------      ---
                                   A-1        Aaa        AAA
                                   A-2        Aaa        AAA
                                   A-3        Aaa        AAA

NOTE INSURER:                 Ambac Assurance Corporation

BACKUP MASTER SERVICER:       Countrywide Home Loans, Inc.

LEAD MANAGER:                 Lehman Brothers

CO-MANAGER:                   Credit Suisse First Boston

EXPECTED PRICING DATE:        Week of May 12, 2003

CLOSING DATE:                 On or about May 22, 2003

CUT-OFF DATE:                 Close of business on April 30, 2003 after giving
                              effect to scheduled payments of principal due on or prior to May 1, 2003

PAYMENT DATES:                25th day of each month, or if such day is not a
                              Business Day the next succeeding Business Day
                              (first Payment Date: June 25, 2003).

FINAL SCHEDULED               Class A-1:    The Payment Date in June 2033
PAYMENT DATE:                 Class A-2:    The Payment Date in June 2033
                              Class A-3:    The Payment Date in June 2033

DELAY DAYS:                   Fixed Rate Notes:  24 days
                              Floating Rate Notes:  0 days
--------------------------------------------------------------------------------

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

ACCRUAL PERIOD:          Fixed Rate Notes: the calendar month preceding the
                         related Payment Date Floating Rate Notes: from and including the prior Payment Date (or in the case of the June 25, 2003 Payment Date, from the Closing Date) to but excluding the current Payment Date

DAY COUNT:               Fixed Rate Notes:  30/360
                         Floating Rate Notes:  Actual/360

SERVICING FEE:           One-twelfth of the product of 0.485% per annum and the
                         scheduled principal balance of the Mortgage Loans at the beginning of the related Due Period.

BACKUP MASTER            One-twelfth of the product of 0.015% per annum and the
SERVICING FEE:           scheduled principal balance of the Mortgage Loans at
                         the beginning of the related Due Period (under certain circumstances such fee may exceed one-twelfth of 0.015% per annum for the related Due Period).

CLEARING:                DTC, Clearstream and Euroclear.

DENOMINATION:            Minimum $25,000; increments of $1,000.

SMMEA ELIGIBILITY:       The Notes ARE expected to be SMMEA eligible.

ERISA ELIGIBILITY:       The Notes ARE expected to be ERISA eligible.

TAX STATUS:              Debt for Federal income tax purposes.

MORTGAGE LOANS:          Consists of three groups:

                         GROUP I consists of $104,201,981.24 fixed mortgage loans secured by first lien, level pay and balloon mortgages (the "Group I Mortgage Loans").

                         GROUP II consists of $110,037,463.19 adjustable rate mortgage loans secured by first lien, level pay mortgages that conform to FNMA/FHLMC guidelines (the "Group II Mortgage Loans").

                         GROUP III consists of $88,809,171.36 adjustable rate mortgage loans secured by first lien, level pay mortgages (the "Group III Mortgage Loans").
--------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT:      100% Ambac note insurance policy.

                         Excess Interest: excess interest will be used to create, increase and maintain a required level of overcollateralization for each Class of Notes.

                         Overcollateralization: the required amount of overcollateralization for Group I, Group II and Group III Mortgage Loans is based on certain minimum and maximum levels of overcollateralization and on the performance of the Mortgage Loans, for each respective loan group.

                               GROUP I:                 GROUPS II & III:
                               --------                 ----------------
                               Initial:     0.00%       Initial:     0.00%
                               Target:      1.75%       Target:      3.20%
                               Stepdown:    3.50%       Stepdown:    6.40%
                               Floor:       0.50%       Floor:       0.50%

                         Cross-collateralization: On each Payment Date, excess interest from one loan group will be available to fund payment priorities (ii), (iii) and (iv) under "Payment Priority" below with respect to the other loan groups.

                         Reserve Account: On each Payment Date, excess interest from a loan group remaining after payments of (i) certain administrative fees, (ii) principal and interest due to the noteholders, (iii) the overcollateralization increase amount for each group, and (iv) any cross-collateralization amounts, is paid into the reserve account until the funds on deposit in the reserve account equal the Specified Reserve Amount.

CLEAN-UP CALL DATE:      The Sponsor may, at its option, terminate the sub-trust
                         with respect to the Group I Mortgage Loans on any Payment Date when the outstanding principal balance of the Class A-1 Notes is equal to or less than 10%
                         of the original principal balance of the Class A-1
                         Notes, provided that overcollateralization with respect to Group II and Group III is currently funded at its target.

                         Similarly, the Sponsor may, at its option, terminate the sub-trust with respect to the Group II Mortgage Loans on any Payment Date when the outstanding principal balance of the Class A-2 Notes is equal to or less than 10% of the original principal balance of the Class A-2 Notes, provided that overcollateralization with respect to Group I and Group III is currently funded at its target.

                         Similarly, the Sponsor may, at its option, terminate the sub-trust with respect to the Group III Mortgage Loans on any Payment Date when the outstanding principal balance of the Class A-3 Notes is equal to or less than 10% of the original principal balance of the Class A-3 Notes, provided that overcollateralization with respect to Group I and Group II is currently funded at its target.

                         In addition, to the extent that the Sponsor has not previously exercised its call option with respect to each group of Mortgage Loans, the Sponsor has the option to terminate the entire trust on any Payment Date when the aggregate outstanding principal balance of the Notes is equal to or less than 10% of the original aggregate principal balance of the Notes.
--------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------
CLEAN-UP CALL DATE
(CONTINUED):

  STEP-UP MARGIN:        If the Sponsor does not elect to exercise the Clean-up
                         Call with respect to the Class A-1 Notes, the Class A-1
                         Note Rate will increase by 0.75% in the next Payment
                         Date.

                         If the Sponsor does not elect to exercise the Clean-up Call with respect to the Class A-2 Notes, the margin with respect to the Class A-2 Notes will increase to twice the initial margin in the next Payment Date.

                         If the Sponsor does not elect to exercise the Clean-up Call with respect to the Class A-3 Notes, the margin with respect to the Class A-3 Notes will increase to twice the initial margin in the next Payment Date.

                         If the Sponsor does not elect to exercise the Clean-up Call with respect to the entire trust, the Class A-1 Note Rate will increase by 0.75% in the next Payment Date, the margin with respect to the Class A-2 Notes will increase to twice the initial margin in the next Payment Date and the margin with respect to the Class A-3 Notes will increase to twice the initial margin in the next Payment Date, in each case only to the extent that the related coupon or margin have not already stepped up.

  AUCTION SALE:          If the Sponsor does not elect to exercise the Clean-up
                         Call with respect to a particular class of Notes within three months after the Clean-up Call Date, then, on the following Payment Date the Indenture Trustee will begin an auction process to sell the remaining mortgage loans in the related sub-trust. Generally, the amounts received from the Auction Sale must be sufficient to allow the Indenture Trustee to redeem the Notes for an amount equal to the aggregate outstanding principal balance of the related Class of Notes, plus all accrued and unpaid interest thereon including shortfalls of interest carryforward amounts (including, with respect to the Class A-2 Notes, any Class A-2 Net WAC Cap
                         Carryforward Amount and with respect to the Class A-3
                         Notes, any Class A-3 Net WAC Cap Carryforward Amount), and to pay the indenture trustee's fees and expenses, unreimbursed advances due and owing to the Master
                         Servicer and amounts due and owing to the Note Insurer.

                         However, in certain limited circumstances (with consent of 66 2/3% of the outstanding principal balance of the related class of Notes and consent of the Note Insurer), the Mortgage Loans remaining in the related sub-trust after the Clean-up Call may be sold for less than the full amount stated above. Additionally, to the extent that the Auction Sale does not produce sufficient proceeds and the noteholders do not consent to sell the mortgage loans for less than the full amount stated above, the Note Insurer may exercise the Clean-up Call with respect to a particular Class or Classes of Notes for the full amount stated above.

  FULL TURBO:            In addition, so long as the auction process continues
                         with respect to a group, all payments from such group
                         that would normally be distributed to the ownership
                         interest in the trust will be used to pay down the
                         Notes relating to such group and all payments from the
                         other group or groups that are not participating in the
                         Auction Process that would normally be distributed to
                         the ownership interest in the trust will be deposited
                         in the reserve account.
--------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------

ADVANCING:               The Master Servicer will be required to advance amounts
                         representing delinquent payments of scheduled principal and interest, as well as expenses to preserve and to protect the value of collateral, in each case to the extent considered recoverable. The Backup Master
                         Servicer will be obligated to make these advances in the event that the Master Servicer does not do so.
                         Reimbursement of these advances is senior to payments to noteholders.

PRINCIPAL PAYMENTS:      The amount of principal payable with respect to each
                         Class of Notes on each Payment Date will consist of the following amounts received in connection with the related group of Mortgage Loans:

                         - scheduled principal payments due from the second day of the prior month to and including the first day of the current month (the "Due Period");

                         - prepayments in full received from the sixteenth day of the prior month to and including the fifteenth day of the current month (the "Prepayment Period");

                         - partial prepayments and other unscheduled payments of principal received during the prior calendar month;

                         plus any accelerated principal payments, funded from available excess interest, which prior to the Clean-up Call Date will be paid to the extent needed to reach and maintain the required level of overcollateralization with respect to the related Class of Notes, and three Payment Dates following the first possible exercise of the Clean-up Call all of which will be used to accelerate repayment of the related class of Notes.

                         As of the Closing Date, in respect of principal payments, the trust estate for each respective group will consist of all scheduled collections due after
                         May 1, 2003 and all unscheduled collections received on or after May 1, 2003 with respect to the Mortgage Loans in such group.
--------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------
PAYMENT PRIORITY:   On each Payment Date, the Indenture Trustee will make
                    payments from amounts received in respect of each group of Mortgage Loans, net of the Servicing Fee and advances reimbursable to the Master Servicer or Backup Master
                    Servicer, to the holders of the related class of Notes and reimbursement to the Note Insurer under the insurance agreement, to the extent of funds, including any Insured
                    Payments, on deposit in the related payment account, as follows:

                    (i)    the Indenture Trustee fee; the Owner Trustee fee; the
                           Note Insurer premium; the Backup Master Servicer fee, in each case, with respect to the related Class of Notes;

                    (ii) the Interest Payment Amount for the related Class of Notes;

                    (iii) the Base Principal Payment Amount for the related Class of Notes;

                    (iv) the Overcollateralization Deficit, if any, for the related Class of Notes;

                    (v) PARI PASSU, to the holders of the other classes of Notes, any shortfall in the amounts specified in
                           (ii), (iii) and (iv) above after application of amounts received in respect of the group of Mortgage Loans related to such other Classes of Notes, allocated to each such other class on the basis of the amount of each such shortfall;

                    (vi) to the Note Insurer, the reimbursement amount for the related Class of Notes as of such Payment Date;

                    (vii) to the Note Insurer, the reimbursement amount for the other Classes of Notes as of such Payment Date, to the extent not already reimbursed;

                    (viii) the overcollateralization increase amount for the
                           related Class of Notes;

                    (ix) to the Reserve Account, the amount necessary for the balance of such account to equal the applicable Specified Reserve Amount;

                    (x) to the holders of the related Class of Floating Rate Notes, the related Net WAC Cap Carry-Forward Amount;

                    (xi) to the Master Servicer, any amount due to it with respect to the related group; and

                    (xii) to the holders of the trust certificates, any remaining available funds.
--------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------
CLASS A-1 NOTE INTEREST:      The CLASS A-1 NOTE RATE will be equal to the rate
                              established at pricing, provided that, on any Payment Date after the related Clean-up Call Date, the Class A-1 Note Rate will increase by 0.75%.

                              The CLASS A-1 INTEREST PAYMENT AMOUNT for any Payment Date will be an amount equal to the current interest for the Class A-1 Notes, reduced by any interest shortfalls on the Group I Mortgage Loans relating to the Soldiers' and Sailors' Civil Relief Act of 1940, and further reduced by any Compensating Interest not covered by either the related Servicing Fee, excess interest, or the
                              Note Insurance Policy, plus the Class A-1
                              Carry-Forward Amount, less any amount paid by the
                              Note Insurer in respect of such Class A-1
                              Carry-Forward Amount on prior Payment Dates, in each case, as of such Payment Date.

                              The CLASS A-1 CARRY-FORWARD AMOUNT: for any
                              Payment Date will be the sum of (a) the amount, if any, by which (x) the Class A-1 Interest Payment Amount as of the immediately preceding Payment Date exceeded (y) the amount of interest actually paid to the holders of the Class A-1 Notes on such immediately preceding Payment Date and (b) thirty days' interest on the amount described in clause
                              (a), calculated at an interest rate equal to the Class A-1 Note Rate.

CLASS A-2 NOTE INTEREST:      The CLASS A-2 NOTE RATE will be equal to the
                              lesser of (a) the Class A-2 Formula Rate and (b) the Class A-2 Net WAC Cap Rate.

                              The CLASS A-2 FORMULA RATE is a per annum rate equal to the lesser of (i) LIBOR plus a margin determined at pricing; provided, that, on any Payment Date after the related Clean-up Call Date, such rate will equal LIBOR plus two times such margin and (ii) 13%.

                              The CLASS A-2 INTEREST PAYMENT AMOUNT for any Payment Date will be an amount equal to the current interest for the Class A-2 Notes, reduced by any interest shortfalls on the Group II Mortgage Loans relating to the Soldiers' and Sailors' Civil Relief Act of 1940, and further reduced by any Compensating Interest not covered by either the related Servicing Fee, excess interest, or the Note Insurance Policy, plus the Class A-2 Carry-Forward Amount, less any amount paid by the Note Insurer in respect of such Class A-2 Carry-Forward Amount on prior Payment Dates, in each case, as of such Payment Date.

                              The CLASS A-2 CARRY-FORWARD AMOUNT for any Payment Date will be the sum of (a) the amount, if any, by which (x) the Class A-2 Interest Payment Amount as of the immediately preceding Payment Date exceeded
                              (y) the amount of interest actually paid to the holders of the Class A-2 Notes on such immediately preceding Payment Date and (b) thirty days' interest on the amount described in clause (a), calculated at an interest rate equal to the Class A-2 Formula Rate.
--------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------
CLASS A-3 NOTE INTEREST:      The CLASS A-3 NOTE RATE will be equal to the
                              lesser of (a) the Class A-3 Formula Rate and (b) the Class A-3 Net WAC Cap Rate.

                              The CLASS A-3 FORMULA RATE is a per annum rate equal to the lesser of (i) LIBOR plus a margin determined at pricing; provided, that, on any Payment Date after the related Clean-up Call Date, such rate will equal LIBOR plus two times such margin and (ii) 13%.

                              The CLASS A-3 INTEREST PAYMENT AMOUNT for any Payment Date will be an amount equal to the current interest for the Class A-3 Notes, reduced by any interest shortfalls on the Group III Mortgage Loans relating to the Soldiers' and Sailors' Civil Relief Act of 1940, and further reduced by any Compensating Interest not covered by either the related Servicing Fee, excess interest, or the Note Insurance Policy, plus the Class A-3 Carry-Forward Amount, less any amount paid by the Note Insurer in respect of such Class A-3 Carry-Forward Amount on prior Payment Dates, in each case, as of such Payment Date.

                              The Class A-3 Carry-Forward Amount for any Payment Date will be the sum of (a) the amount, if any, by which (x) the Class A-3 Interest Payment Amount as of the immediately preceding Payment Date exceeded
                              (y) the amount of interest actually paid to the holders of the Class A-3 Notes on such immediately preceding Payment Date and (b) thirty days' interest on the amount described in clause (a), calculated at an interest rate equal to the Class A-3 Formula Rate.
--------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------
CLASS A-2 NET WAC CAP:        CLASS A-2 NET WAC CAP RATE is per annum rate equal
                              to the product of (i) the weighted average mortgage interest rate with respect to the Group
                              II Mortgage Loans, less the Note Insurer premium percentage, less the servicing fee rate, less the backup servicing fee rate, less the rate at which the Indenture Trustee fee is then calculated, less the Owner Trustee fee rate, less 0.25% with respect to any Payment Date up through and including the Payment Date in May 2006 and 0.50% thereafter, and (ii) 30 divided by the number of days in the related Accrual Period.

                              CLASS A-2 NET WAC CAP CARRY-FORWARD AMOUNT: With respect to the Class A-2 Notes and any Payment Date, the sum of

                              (i) the excess, if any, of (x) the Class A-2 current interest calculated at the Class A-2 Formula Rate over (y) the Class A-2 current interest calculated at the Class A-2 Net WAC Cap Rate, in each case as of such Payment Date, and

                              (ii) the amount calculated under clause (i) above
                                   remaining unpaid from any previous Payment
                                   Date, with interest thereon at the Class A-2
                                   Formula Rate.

CLASS A-3 NET WAC CAP:        CLASS A-3 NET WAC CAP RATE is per annum rate equal
                              to the product of (i) the weighted average mortgage interest rate with respect to the Group
                              III Mortgage Loans, less the Note Insurer premium percentage, less the servicing fee rate, less the backup servicing fee rate, less the rate at which the Indenture Trustee fee is then calculated, less the Owner Trustee fee rate, less 0.25% with respect to any Payment Date up through and including the Payment Date in May 2006 and 0.50% thereafter, and (ii) 30 divided by the number of days in the related Accrual Period.

                              CLASS A-3 NET WAC CAP CARRY-FORWARD AMOUNT: With respect to the Class A-3 Notes and any Payment Date, the sum of

                              (i) the excess, if any, of (x) the Class A-3 current interest calculated at the Class A-3 Formula Rate over (y) the Class A-3 current interest calculated at the Class A-3 Net WAC Cap Rate, in each case as of such Payment Date, and

                              (ii) the amount calculated under clause (i) above
                                   remaining unpaid from any previous Payment
                                   Date, with interest thereon at the Class A-3
                                   Formula Rate.
--------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                                       RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------------------------
                                   SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------------------------
BASE PRINCIPAL PAYMENT        Base Principal Payment Amount for any group of Mortgage Loans and
AMOUNT:                       any Payment Date will be the lesser of:

                              (a)  the excess of (x) the sum, as of such Payment Date, of (A) the available amount for such group and (B) any Insured Payment with respect to the related class of Notes over (y) the sum of the interest payment amount for such group; and

                              (b)  the sum, without duplication, of:

                                   (i)    all scheduled principal payments due and collected (or
                                          advanced) for the prior due period, plus all
                                          prepayments in full received during the prior
                                          prepayment period, plus all partial prepayments and
                                          other unscheduled recoveries of principal (other than
                                          prepayments in full) plus the principal portion of all
                                          insurance proceeds received during the prior calendar
                                          month, less related servicing and delinquency advances,
                                          in each case, for the related group of Mortgage Loans;

                                   (ii)   the principal balance of each Mortgage Loan that was
                                          repurchased by the Sponsor on the related servicer
                                          remittance date from such group to the extent such
                                          principal balance is actually received by the Indenture
                                          Trustee and less any related reimbursements of
                                          delinquency advances or of servicing advances to the
                                          Master Servicer;

                                   (iii)  any substitution adjustments delivered by the Sponsor on the related servicer remittance date in connection
                                          with a substitution of a Mortgage Loan in such group,
                                          to the extent such substitution adjustments are
                                          actually received by the Indenture Trustee;

                                   (iv)   the net liquidation proceeds actually collected by the
                                          Master Servicer on all Mortgage Loans in such group
                                          during the preceding calendar month -- to the extent
                                          such net liquidation proceeds relate to principal;

                                   (v)    the proceeds received by the Indenture Trustee upon the
                                          exercise by the Sponsor of its option to call the
                                          related class of Notes -- to the extent such proceeds
                                          relate to principal;

                                   (vi)   the proceeds received by the Indenture Trustee upon the
                                          exercise by the Sponsor of its option to terminate the
                                          Trust -- to the extent such proceeds relate to
                                          principal -- allocable to such group;

                                   (vii)  any amount that the Note Insurer has elected to pay as principal -- including liquidated loan losses -- prior
                                          to any remaining overcollateralization deficit; minus

                                   (viii) the amount of any overcollateralization reduction
                                          amount for such group for such Payment Date.

                         In no event will the Base Principal Payment Amount for a group with respect to any Payment Date be (x) less than zero or (y) greater than the then outstanding principal balance for the related Class of Notes.
--------------------------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).
                                       17


LEHMAN BROTHERS                                                       RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------------------------
                                   SUMMARY OF TERMS (CONTINUED)
--------------------------------------------------------------------------------------------------
SPECIFIED RESERVE AMOUNT:        With respect to any Payment Date, the difference between (x)
                                 the sum of the specified overcollateralization amount for
                                 all three mortgage loan groups on such Payment Date and (y)
                                 the overcollateralization amount for all three mortgage loan groups on such Payment Date.

OVERCOLLATERALIZATION DEFICIT:   For any Payment Date, the amount, if any, by which the
                                 aggregate note principal balance of a Class of Notes, after payment of the Base Principal Payment Amount for such group, but before taking into account any principal payment funded from Excess Interest, the Reserve Fund or any Insured
                                 Payment, exceeds the aggregate scheduled principal balances of the Mortgage Loans in the related group as of the close of business on the last day of the prior calendar month,
                                 after adjustment to reflect scheduled principal payments due during the related Due Period, prepayments in full received during the related prepayment period and partial principal prepayments received during the prior calendar month.

INSURED AMOUNT:                  For any Class of Notes and any Payment Date, the sum of,

                                   (i)   the related Interest Payment Amount;

                                   (ii)  the remaining Overcollateralization Deficit allocable to the related group for that Payment Date; and

                                   (iii) without duplication of the amount specified in (i) and
                                         (ii), on the Payment Date which is the Final Scheduled
                                         Payment Date, the aggregate outstanding principal
                                         balance for the related Class of Notes.

INSURED PAYMENT:                 For any Class of Notes and any Payment Date will equal the amount by which the Insured Amount for the related group and the Payment Date exceeds the sum of (i) the related
                                 available amount for that Payment Date plus (ii) any amount transferred on the Payment Date to that payment account from another group's payment account, or from the Reserve
                                 Account.
--------------------------------------------------------------------------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).
                                       18

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          COLLATERAL SUMMARY - GROUP I
--------------------------------------------------------------------------------

    Collateral statistics for the FIXED RATE MORTGAGE LOANS are listed below as of 5/1/03 The sum of the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

---------------------------------------------- -------------------- -------------------------
TOTAL NUMBER OF LOANS                                        826
TOTAL OUTSTANDING LOAN BALANCE                      $104,201,981
AVERAGE LOAN PRINCIPAL BALANCE                          $126,153          $23,500 - $398,842
BALLOON (% OF TOTAL BALANCE)                              15.86%
WEIGHTED AVERAGE COUPON                                    7.38%              5.88% - 10.60%
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS)                      313                   120 - 360
WEIGHTED AVERAGE REMAINING TERM (MONTHS)                     312                   118 - 360
WEIGHTED AVERAGE ORIGINAL LTV                             77.24%             10.20% - 90.00%
LIEN POSITION (FIRST/SECOND)                     100.00% / 0.00%
LOANS SUBJECT TO PREPAYMENT PENALTIES                    100.00%
PROPERTY TYPE
   SINGLE FAMILY                                          85.49%
   PUD                                                     5.45%
   2-4 FAMILY                                              2.62%
   CONDOMINIUM                                             5.42%
   MANUFACTURED HOUSING                                    0.10%
   TOWNHOUSE                                               0.82%
   MODULAR HOME                                            0.11%
LOAN PURPOSE
   CASHOUT REFINANCE                                      71.18%
   RATE/TERM REFINANCE                                    17.96%
   PURCHASE                                               10.39%
   CONSTRUCTION PERMANENT                                  0.47%
OCCUPANCY STATUS
   OWNER OCCUPIED                                         94.89%
   NON-OWNER OCCUPIED                                      5.11%
LOAN DOCUMENTATION
   FULL                                                   76.76%
   STATED                                                 22.61%
   LIMITED                                                 0.63%

GEOGRAPHIC DISTRIBUTION
(Other states account individually for less
than 5% of the Fixed                              CA
Rate Mortgage Loan Group principal balance.)               39.65%
                                                  FL       11.87%
                                                  NY        6.39%
WEIGHTED AVERAGE FICO                                        637

DAYS DELINQUENT
   CURRENT                                                100.00%
   30 - 59 DAYS                                             0.00%
---------------------------------------------- -------------------- -------------------------

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          COLLATERAL SUMMARY - GROUP I
--------------------------------------------------------------------------------
           Collateral statistics for the FIXED RATE MORTGAGE LOANS are listed below as of 5/1/03 The sum of the percentages in
                 the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                              GROUP I
                      GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
---------------------- ------------------ ------------------------- --------------------------------
                          NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
STATE                   MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
---------------------- ------------------ ------------------------- --------------------------------
AZ                                    35             $3,630,513.31                           3.48%
CA                                   250             41,311,090.32                           39.65
CO                                    10              1,285,192.86                            1.23
CT                                    12              1,874,788.48                            1.80
DE                                     2                182,000.00                            0.17
FL                                   123             12,363,847.53                           11.87
ID                                     3                260,734.51                            0.25
IL                                    15              2,232,438.41                            2.14
IN                                    37              3,191,155.36                            3.06
KS                                     1                 94,787.27                            0.09
KY                                    25              2,075,751.26                            1.99
LA                                     4                372,779.74                            0.36
MA                                     6                974,214.88                            0.93
MD                                     6              1,205,160.88                            1.16
MI                                    20              2,164,451.80                            2.08
MN                                     1                123,603.12                            0.12
MO                                    17              1,610,656.27                            1.55
MS                                     5                342,138.72                            0.33
NC                                     1                191,684.25                            0.18
NH                                     6                835,531.97                            0.80
NJ                                     4                764,665.88                            0.73
NM                                     1                 88,838.64                            0.09
NV                                    11              1,652,796.17                            1.59
NY                                    50              6,662,149.63                            6.39
OH                                    22              2,411,036.62                            2.31
OK                                    28              2,015,607.99                            1.93
OR                                    21              2,413,825.83                            2.32
PA                                    37              4,350,913.66                            4.18
RI                                     2                249,647.38                            0.24
TX                                    12                950,978.41                            0.91
UT                                     5                476,896.10                            0.46
VA                                    14              1,616,859.94                            1.55
WA                                    33              3,660,947.09                            3.51
WI                                     6                438,405.45                            0.42
WY                                     1                125,891.51                            0.12
---------------------- ------------------ ------------------------- --------------------------------
TOTAL:                               826           $104,201,981.24                         100.00%
---------------------- ------------------ ------------------------- --------------------------------

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          COLLATERAL SUMMARY - GROUP I
--------------------------------------------------------------------------------
           Collateral statistics for the FIXED RATE MORTGAGE LOANS are listed below as of 5/1/03 The sum of the percentages in
                 the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                 GROUP I
                                      CUT-OFF DATE PRINCIPAL BALANCE
------------------------------ ----------------------- ------------------------- -----------------------------
    RANGE OF CUT-OFF DATE               NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
    PRINCIPAL BALANCE ($)            MORTGAGE LOANS        PRINCIPAL BALANCE      AGGREGATE PRINCIPAL BALANCE
------------------------------ ----------------------- ------------------------- -----------------------------
0.01 - 40,000.00                                  14               $479,998.76                          0.46%
40,000.01 - 60,000.00                             80              4,226,817.80                           4.06
60,000.01 - 80,000.00                            140              9,909,273.89                           9.51
80,000.01 - 100,000.00                           138             12,405,091.15                          11.90
100,000.01 - 125,000.00                          142             16,146,104.56                          15.50
125,000.01 - 150,000.00                           96             13,115,450.55                          12.59
150,000.01 - 200,000.00                          106             18,445,939.75                          17.70
200,000.01 - 250,000.00                           56             12,703,867.69                          12.19
250,000.01 - 300,000.00                           26              7,100,697.16                           6.81
300,000.01 - 350,000.00                           18              5,920,762.59                           5.68
350,000.01 - 400,000.00                           10              3,747,977.34                           3.60
------------------------------ ----------------------- ------------------------- -----------------------------
TOTAL:                                           826           $104,201,981.24                        100.00%
------------------------------ ----------------------- ------------------------- -----------------------------

--------------------------------------------------------------------------------------------------------------
                                                GROUP I
                                     ORIGINAL LOAN- TO- VALUE RATIOS
------------------------------ ----------------------- ------------------------- -----------------------------
       RANGE OF ORIGINAL               NUMBER OF        CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
    LOAN-TO-VALUE RATIOS (%)         MORTGAGE LOANS        PRINCIPAL BALANCE      AGGREGATE PRINCIPAL BALANCE
------------------------------ ----------------------- ------------------------- -----------------------------
10.01 - 15.00                                      1                $49,917.54                           0.05%
15.01 - 20.00                                      3                191,449.09                            0.18
20.01 - 25.00                                      4                368,047.12                            0.35
25.01 - 30.00                                      6                418,858.81                            0.40
30.01 - 35.00                                      6                364,388.55                            0.35
35.01 - 40.00                                     11              1,073,041.45                            1.03
40.01 - 45.00                                      6                505,273.21                            0.48
45.01 - 50.00                                     13              1,169,195.76                            1.12
50.01 - 55.00                                     14              1,352,085.06                            1.30
55.01 - 60.00                                     19              2,471,337.75                            2.37
60.01 - 65.00                                     32              3,640,338.16                            3.49
65.01 - 70.00                                     61              8,900,465.28                            8.54
70.01 - 75.00                                     79              9,375,795.40                            9.00
75.01 - 80.00                                    292             38,826,282.13                           37.26
80.01 - 85.00                                    135             17,682,826.92                           16.97
85.01 - 90.00                                    144             17,812,679.01                           17.09
------------------------------ ----------------------- ------------------------- -----------------------------
TOTAL:                                           826           $104,201,981.24                         100.00%
------------------------------ ----------------------- ------------------------- -----------------------------

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).
                                       21

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          COLLATERAL SUMMARY - GROUP I
--------------------------------------------------------------------------------
           Collateral statistics for the FIXED RATE MORTGAGE LOANS are listed below as of 5/1/03 The sum of the percentages in
                 the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                   GROUP I
                                             GROSS INTEREST RATES
------------------------------ ----------------------- ------------------------- -----------------------------
      RANGE OF MORTGAGE                 NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
      INTEREST RATES (%)             MORTGAGE LOANS        PRINCIPAL BALANCE      AGGREGATE PRINCIPAL BALANCE
------------------------------ ----------------------- ------------------------- -----------------------------
5.751 - 6.000                                     6               $776,063.59                          0.74%
6.001 - 6.250                                    18              2,295,219.17                           2.20
6.251 - 6.500                                    42              6,614,991.60                           6.35
6.501 - 6.750                                    67             10,563,888.26                          10.14
6.751 - 7.000                                   166             22,128,108.96                          21.24
7.001 - 7.250                                    76             10,753,132.31                          10.32
7.251 - 7.500                                   116             14,742,637.05                          14.15
7.501 - 7.750                                    83              9,863,887.31                           9.47
7.751 - 8.000                                   100             11,496,898.39                          11.03
8.001 - 8.250                                    28              2,837,185.63                           2.72
8.251 - 8.500                                    58              6,381,152.92                           6.12
8.501 - 8.750                                    27              2,690,582.62                           2.58
8.751 - 9.000                                    20              1,762,613.90                           1.69
9.001 - 9.250                                     7                510,458.17                           0.49
9.251 - 9.500                                     4                225,626.73                           0.22
9.501 - 9.750                                     4                340,672.38                           0.33
9.751 - 10.000                                    2                 83,140.31                           0.08
10.001 - 10.250                                   1                 90,721.94                           0.09
10.501 - 10.750                                   1                 45,000.00                           0.04
------------------------------ ----------------------- ------------------------- -----------------------------
TOTAL:                                          826           $104,201,981.24                        100.00%
------------------------------ ----------------------- ------------------------- -----------------------------

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          COLLATERAL SUMMARY - GROUP I
--------------------------------------------------------------------------------
           Collateral statistics for the FIXED RATE MORTGAGE LOANS are listed below as of 5/1/03 The sum of the percentages in
                 the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                 GROUP I
                                         ORIGINAL TERMS TO MATURITY
----------------------------------- ------------------- ------------------------ ---------------------------------
    RANGE OF ORIGINAL TERMS TO            NUMBER OF      CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
          MATURITY (MONTHS)            MORTGAGE LOANS      PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
----------------------------------- ------------------- ------------------------ ---------------------------------
97 - 120                                            3               $342,042.82                           0.33%
169 - 192                                         215             24,003,084.38                           23.04
217 - 240                                          36              4,068,023.52                            3.90
289 - 312                                           2                238,067.32                            0.23
337 - 360                                         570             75,550,763.20                           72.50
----------------------------------- ------------------- ------------------------ ---------------------------------
TOTAL:                                            826           $104,201,981.24                         100.00%
----------------------------------- ------------------- ------------------------ ---------------------------------

------------------------------------------------------------------------------------------------------------------
                                                 GROUP I
                                        REMAINING TERMS TO MATURITY
----------------------------------- ------------------- ------------------------ ---------------------------------
    RANGE OF REMAINING TERMS TO          NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
          MATURITY (MONTHS)            MORTGAGE LOANS       PRINCIPAL BALANCE      AGGREGATE PRINCIPAL BALANCE
----------------------------------- ------------------- ------------------------ ---------------------------------
115 - 120                                           3               $342,042.82                           0.33%
175 - 180                                         215             24,003,084.38                           23.04
235 - 240                                          36              4,068,023.52                            3.90
295 - 300                                           2                238,067.32                            0.23
355 - 360                                         570             75,550,763.20                           72.50
----------------------------------- ------------------- ------------------------ ---------------------------------
TOTAL:                                            826           $104,201,981.24                         100.00%
----------------------------------- ------------------- ------------------------ ---------------------------------

------------------------------------------------------------------------------------------------------------------
                                                    GROUP I
                                        SEASONING OF THE MORTAGE LOANS
----------------------------------- ------------------- ------------------------ ---------------------------------
                                         NUMBER OF       CUT-OFF DATE AGGREGATE      PERCENTAGE OF CUT-OFF DATE
LOAN AGE (MONTHS)                      MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
----------------------------------- ------------------- ------------------------ ---------------------------------
0                                                 125            $13,780,014.00                          13.22%
1                                                 384             49,777,033.86                           47.77
2                                                 271             35,045,399.49                           33.63
3                                                  43              5,222,685.55                            5.01
4                                                   3                376,848.34                            0.36
----------------------------------- ------------------- ------------------------ ---------------------------------
TOTAL:                                            826           $104,201,981.24                         100.00%
----------------------------------- ------------------- ------------------------ ---------------------------------

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          COLLATERAL SUMMARY - GROUP I
--------------------------------------------------------------------------------
           Collateral statistics for the FIXED RATE MORTGAGE LOANS are listed below as of 5/1/03 The sum of the percentages in
                 the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                       GROUP I
                                                   AMORTIZATION TYPE
----------------------------------- ------------------- ------------------------ ---------------------------------
                                        NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
AMORTIZATION METHOD                   MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
----------------------------------- ------------------- ------------------------ ---------------------------------
Balloon                                           135            $16,522,844.38                          15.86%
Fully Amortizing                                  691             87,679,136.86                           84.14
----------------------------------- ------------------- ------------------------ --------------------------------
TOTAL:                                            826           $104,201,981.24                         100.00%
----------------------------------- ------------------- ------------------------ ---------------------------------
------------------------------------------------------------------------------------------------------------------
                                                       GROUP I
                                                   OCCUPANCY STATUS
----------------------------------- ------------------- ------------------------ ---------------------------------
                                        NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
 OCCUPANCY STATUS                     MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
----------------------------------- ------------------- ------------------------ ---------------------------------
Owner Occupied                                    774            $98,874,567.74                          94.89%
Non-Owner Occupied                                 52              5,327,413.50                            5.11
----------------------------------- ------------------- ------------------------ ---------------------------------
TOTAL:                                            826           $104,201,981.24                         100.00%
----------------------------------- ------------------- ------------------------ ---------------------------------
------------------------------------------------------------------------------------------------------------------
                                                      GROUP I
                                                   PROPERTY TYPE
----------------------------------- ------------------- ------------------------ ---------------------------------
                                        NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
PROPERTY TYPE                         MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
----------------------------------- ------------------- ------------------------ ---------------------------------
Single Family                                     713            $89,083,313.86                          85.49%
PUD                                                38              5,677,183.83                            5.45
Condo                                              49              5,648,085.39                            5.42
2-4 Family                                         16              2,732,518.29                            2.62
Townhouse                                           8                851,210.16                            0.82
Manufactured Housing                                1                 99,045.51                            0.10
Modular Home                                        1                110,624.20                            0.11
----------------------------------- ------------------- ------------------------ ---------------------------------
TOTAL:                                            826           $104,201,981.24                         100.00%
----------------------------------- ------------------- ------------------------ ---------------------------------

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          COLLATERAL SUMMARY - GROUP I
--------------------------------------------------------------------------------
           Collateral statistics for the FIXED RATE MORTGAGE LOANS are listed below as of 5/1/03 The sum of the percentages in
                 the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                        GROUP I
                                                PREPAYMENT PENALTY TERM
----------------------------------- ------------------- ------------------------ --------------------------------
                                        NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
  PREPAYMENT PENALTY (YEARS)         MORTGAGE LOANS        PRINCIPAL BALANCE      AGGREGATE PRINCIPAL BALANCE
----------------------------------- ------------------- ------------------------ --------------------------------
1                                                  54             $7,395,978.46                          7.10%
2                                                   2                329,491.34                           0.32
2.5                                                 1                191,684.25                           0.18
3                                                 193             26,319,742.46                          25.26
4                                                   5                501,857.11                           0.48
5                                                 571             69,463,227.62                          66.66
----------------------------------- ------------------- ------------------------ --------------------------------
TOTAL:                                            826           $104,201,981.24                        100.00%
----------------------------------- ------------------- ------------------------ --------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                     GROUP I
                                                   LOAN PURPOSE
----------------------------------- ------------------- ------------------------ --------------------------------
                                       NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
  LOAN PURPOSE                       MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
----------------------------------- ------------------- ------------------------ --------------------------------
Cash Out Refinance                                588            $74,167,948.55                          71.18%
Rate/Term Refinance                               154             18,717,794.72                           17.96
Purchase                                           82             10,823,023.41                           10.39
Construction Permanent                              2                493,214.56                            0.47
----------------------------------- ------------------- ------------------------ --------------------------------
TOTAL:                                            826           $104,201,981.24                         100.00%
----------------------------------- ------------------- ------------------------ --------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                    GROUP I
                                               LOAN DOCUMENTATION
----------------------------------- ------------------- ------------------------ --------------------------------
                                       NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
  LOAN DOCUMENTATION                 MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
----------------------------------- ------------------- ------------------------ --------------------------------
Full                                              668            $79,982,973.39                          76.76%
Stated                                            153             23,564,743.49                           22.61
Limited                                             5                654,264.36                            0.63
----------------------------------- ------------------- ------------------------ --------------------------------
TOTAL:                                            826           $104,201,981.24                         100.00%
----------------------------------- ------------------- ------------------------ --------------------------------

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          COLLATERAL SUMMARY - GROUP I
--------------------------------------------------------------------------------
           Collateral statistics for the FIXED RATE MORTGAGE LOANS are listed below as of 5/1/03 The sum of the percentages in
                 the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                    GROUP I
                                                   FICO SCORE
----------------------------------- ------------------- ------------------------ --------------------------------
                                         NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
           FICO SCORE                 MORTGAGE LOANS        PRINCIPAL BALANCE      AGGREGATE PRINCIPAL BALANCE
----------------------------------- ------------------- ------------------------ --------------------------------
520 - 539                                          18             $1,837,222.98                          1.76%
540 - 559                                          27              3,201,295.27                           3.07
560 - 579                                          48              5,510,241.49                           5.29
580 - 599                                          95             10,274,132.78                           9.86
600 - 619                                         126             14,736,471.72                          14.14
620 - 639                                         149             18,331,765.48                          17.59
640 - 659                                         136             18,923,199.15                          18.16
660 - 679                                         112             15,629,484.09                          15.00
680 - 699                                          45              6,678,164.01                           6.41
700 - 719                                          29              4,294,412.47                           4.12
720 >=                                             41              4,785,591.80                           4.59
----------------------------------- ------------------- ------------------------ --------------------------------
TOTAL:                                            826           $104,201,981.24                        100.00%
----------------------------------- ------------------- ------------------------ --------------------------------








THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          COLLATERAL SUMMARY - GROUP II
--------------------------------------------------------------------------------
         Collateral statistics for the AGENCY-CONFORMING ADJUSTABLE RATE
             MORTGAGE LOANS are listed below as of 5/1/03 The sum of
       the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

------------------------------------------------- ---------------------- ------------------------
TOTAL NUMBER OF LOANS                                              704
TOTAL OUTSTANDING LOAN BALANCE                            $110,037,463
AVERAGE LOAN PRINCIPAL BALANCE                                $156,303       $24,000 - $319,796
WEIGHTED AVERAGE COUPON                                          7.30%           5.50% - 10.99%
WEIGHTED AVERAGE MARGIN                                          5.98%            4.00% - 9.00%
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS)                            360                240 - 360
WEIGHTED AVERAGE REMAINING TERM (MONTHS)                           359                238 - 360
WEIGHTED AVERAGE MAXIMUM RATE                                   14.30%          12.50% - 17.99%
WEIGHTED AVERAGE PERIODIC CAP                                    1.50%
WEIGHTED AVERAGE INITIAL PERIODIC CAP                            1.50%
WEIGHTED AVERAGE FLOOR                                           7.30%           5.50% - 10.99%
WEIGHTED AVERAGE ORIGINAL LTV                                   79.28%          30.94% - 90.00%
LIEN POSITION (FIRST/SECOND)                           100.00% / 0.00%
LOANS SUBJECT TO PREPAYMENT PENALTIES                          100.00%
PROPERTY TYPE
    SINGLE FAMILY                                               75.63%
    PUD                                                         11.98%
    CONDOMINIUM                                                 11.03%
    2-4 FAMILY                                                   0.91%
    TOWNHOUSE                                                    0.33%
    MANUFACTURED HOUSING                                         0.12%
LOAN PURPOSE
    CASHOUT REFINANCE                                           48.65%
    PURCHASE                                                    43.56%
    RATE/TERM REFINANCE                                          7.78%
OCCUPANCY STATUS
    OWNER OCCUPIED                                              97.45%
    NON-OWNER OCCUPIED                                           2.55%
LOAN DOCUMENTATION
    FULL                                                        74.71%
    STATED                                                      25.29%
    LIMITED                                                      0.00%
------------------------------------------------- ---------------------- ------------------------



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          COLLATERAL SUMMARY - GROUP II
--------------------------------------------------------------------------------
         Collateral statistics for the AGENCY-CONFORMING ADJUSTABLE RATE
             MORTGAGE LOANS are listed below as of 5/1/03 The sum of
       the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

------------------------------------------------------------ ---------------------- ----------------
PRODUCT TYPE
        2/28 - ARM                                                          18.71%
        3/27 - ARM                                                          81.29%

GEOGRAPHIC DISTRIBUTION

(Other states account individually for less than 5% of the           CA
Adjustable Rate Loan Group principal balance.)                              46.89%
                                                                     FL      7.51%

WEIGHTED AVERAGE FICO                                                          633

DAYS DELINQUENT
     CURRENT                                                               100.00%
     30 - 59                                                                 0.00%
------------------------------------------------------------ ---------------------- ----------------









THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          COLLATERAL SUMMARY - GROUP II
--------------------------------------------------------------------------------
         Collateral statistics for the AGENCY-CONFORMING ADJUSTABLE RATE
             MORTGAGE LOANS are listed below as of 5/1/03 The sum of
       the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                  GROUP II
                             GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
------------------------------ ------------------ ------------------------ ------------------------------
                                   NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
STATE                            MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
------------------------------ ------------------ ------------------------ ------------------------------
AZ                                          36             $4,749,450.19                           4.32%
CA                                         248             51,599,221.65                           46.89
CO                                          15              2,206,279.42                            2.01
CT                                          16              2,454,869.96                            2.23
DE                                           1                131,728.42                            0.12
FL                                          70              8,262,299.62                            7.51
ID                                           6                651,449.45                            0.59
IL                                          26              3,612,703.47                            3.28
IN                                          18              1,697,002.82                            1.54
KS                                           5                521,556.79                            0.47
KY                                          12              1,221,340.16                            1.11
LA                                           4                354,588.16                            0.32
MA                                          14              2,209,614.31                            2.01
MD                                          15              2,842,443.88                            2.58
MI                                          23              2,555,007.91                            2.32
MN                                           7                914,601.26                            0.83
MO                                          31              3,466,715.96                            3.15
MS                                           2                152,109.52                            0.14
NC                                           2                416,971.49                            0.38
NH                                           4                553,354.79                            0.50
NJ                                          15              2,098,497.22                            1.91
NV                                          10              1,571,346.60                            1.43
OH                                          22              2,314,593.62                            2.10
OK                                           2                138,532.72                            0.13
OR                                          21              2,743,720.31                            2.49
PA                                          14              1,838,264.79                            1.67
RI                                           3                359,774.28                            0.33
TX                                          12              1,559,512.44                            1.42
UT                                           9              1,041,403.00                            0.95
VA                                          22              3,075,576.76                            2.80
WA                                          19              2,722,932.22                            2.47
------------------------------ ------------------ ------------------------ ------------------------------
TOTAL:                                     704           $110,037,463.19                         100.00%
------------------------------ ------------------ ------------------------ ------------------------------



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          COLLATERAL SUMMARY - GROUP II
--------------------------------------------------------------------------------
         Collateral statistics for the AGENCY-CONFORMING ADJUSTABLE RATE
             MORTGAGE LOANS are listed below as of 5/1/03 The sum of
       the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                          CUT-OFF DATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
        RANGE OF CUT-OFF DATE              NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
        PRINCIPAL BALANCE ($)            MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
0.01 - 40,000.00                                        2                $61,377.34                           0.06%
40,000.01 - 60,000.00                                  16                868,995.75                            0.79
60,000.01 - 80,000.00                                  61              4,360,466.82                            3.96
80,000.01 - 100,000.00                                 88              8,017,784.44                            7.29
100,000.01 - 125,000.00                               124             14,070,833.17                           12.79
125,000.01 - 150,000.00                                95             13,012,899.91                           11.83
150,000.01 - 200,000.00                               139             24,507,664.44                           22.27
200,000.01 - 250,000.00                                93             20,980,301.12                           19.07
250,000.01 - 300,000.00                                66             17,948,777.98                           16.31
300,000.01 - 350,000.00                                20              6,208,362.22                            5.64
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                704           $110,037,463.19                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                           ORIGINAL LOAN-TO-VALUE RATIOS
-------------------------------------- ------------------- ------------------------- -------------------------------
               RANGE OF                    NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
       LOAN-TO-VALUE RATIOS (%)          MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
30.01 - 35.00                                           1                $99,000.00                           0.09%
35.01 - 40.00                                           2                284,843.77                            0.26
40.01 - 45.00                                           3                327,908.98                            0.30
45.01 - 50.00                                           5                696,824.07                            0.63
50.01 - 55.00                                           7                960,613.07                            0.87
55.01 - 60.00                                          11              1,754,983.61                            1.59
60.01 - 65.00                                          15              2,336,684.07                            2.12
65.01 - 70.00                                          37              5,003,115.68                            4.55
70.01 - 75.00                                          42              5,740,020.37                            5.22
75.01 - 80.00                                         405             66,333,326.88                           60.28
80.01 - 85.00                                          82             12,491,616.59                           11.35
85.01 - 90.00                                          94             14,008,526.10                           12.73
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                704           $110,037,463.19                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          COLLATERAL SUMMARY - GROUP II
--------------------------------------------------------------------------------
         Collateral statistics for the AGENCY-CONFORMING ADJUSTABLE RATE
             MORTGAGE LOANS are listed below as of 5/1/03 The sum of
       the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                               GROSS INTEREST RATES
-------------------------------------- ------------------- ------------------------- -------------------------------
          RANGE OF MORTGAGE                NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
          INTEREST RATES (%)             MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
5.251 - 5.500                                           1               $238,400.00                           0.22%
5.501 - 5.750                                           1                231,757.78                            0.21
5.751 - 6.000                                           4                685,175.57                            0.62
6.001 - 6.250                                          30              5,874,866.18                            5.34
6.251 - 6.500                                          66             13,177,888.91                           11.98
6.501 - 6.750                                          61             10,024,882.94                            9.11
6.751 - 7.000                                         127             19,898,282.17                           18.08
7.001 - 7.250                                          64             10,841,102.08                            9.85
7.251 - 7.500                                          93             14,598,437.17                           13.27
7.501 - 7.750                                          73             10,078,518.22                            9.16
7.751 - 8.000                                          80             10,988,726.71                            9.99
8.001 - 8.250                                          28              3,901,569.29                            3.55
8.251 - 8.500                                          25              3,192,550.40                            2.90
8.501 - 8.750                                          16              2,232,993.56                            2.03
8.751 - 9.000                                          20              2,416,459.83                            2.20
9.001 - 9.250                                           4                439,781.92                            0.40
9.251 - 9.500                                           3                290,807.05                            0.26
9.501 - 9.750                                           2                169,124.06                            0.15
9.751 - 10.000                                          4                412,744.78                            0.38
10.001 - 10.250                                         1                 83,000.00                            0.08
10.751 - 11.000                                         1                260,394.57                            0.24
-------------------------------------- ------------------- ------------------------- -------------------------------
Total:                                                704           $110,037,463.19                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          COLLATERAL SUMMARY - GROUP II
--------------------------------------------------------------------------------
         Collateral statistics for the AGENCY-CONFORMING ADJUSTABLE RATE
             MORTGAGE LOANS are listed below as of 5/1/03 The sum of
       the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                              RANGE OF GROSS MARGINS
-------------------------------------- ------------------- ------------------------- -------------------------------
               RANGE OF                    NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
          GROSS MARGINS (%)              MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
3.501 - 4.000                                           1               $238,400.00                           0.22%
4.001 - 4.500                                           5                916,933.35                            0.83
4.501 - 5.000                                          71             14,028,203.37                           12.75
5.001 - 5.500                                         144             23,428,438.55                           21.29
5.501 - 6.000                                         164             26,635,564.45                           24.21
6.001 - 6.500                                         151             22,005,709.25                           20.00
6.501 - 7.000                                          98             14,370,199.04                           13.06
7.001 - 7.500                                          40              4,931,380.55                            4.48
7.501 - 8.000                                          20              2,197,527.94                            2.00
8.001 - 8.500                                           5                635,279.24                            0.58
8.501 - 9.000                                           5                649,827.45                            0.59
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                704           $110,037,463.19                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------








THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          COLLATERAL SUMMARY - GROUP II
--------------------------------------------------------------------------------
         Collateral statistics for the AGENCY-CONFORMING ADJUSTABLE RATE
             MORTGAGE LOANS are listed below as of 5/1/03 The sum of
       the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                          MAXIMUM MORTGAGE INTEREST RATES
-------------------------------------- ------------------- ------------------------- -------------------------------
      RANGE OF MAXIMUM MORTGAGE            NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
          INTEREST RATES (%)             MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
12.001 - 12.500                                         1               $238,400.00                           0.22%
12.501 - 13.000                                         5                916,933.35                            0.83
13.001 - 13.500                                        96             19,052,755.09                           17.31
13.501 - 14.000                                       188             29,923,165.11                           27.19
14.001 - 14.500                                       157             25,439,539.25                           23.12
14.501 - 15.000                                       153             21,067,244.93                           19.15
15.001 - 15.500                                        53              7,094,119.69                            6.45
15.501 - 16.000                                        36              4,649,453.39                            4.23
16.001 - 16.500                                         7                730,588.97                            0.66
16.501 - 17.000                                         6                581,868.84                            0.53
17.001 - 17.500                                         1                 83,000.00                            0.08
17.501 - 18.000                                         1                260,394.57                            0.24
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                704           $110,037,463.19                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                          MINIMUM MORTGAGE INTEREST RATES
-------------------------------------- ------------------- ------------------------- -------------------------------
      RANGE OF MINIMUM MORTGAGE            NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
          INTEREST RATES (%)             MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
5.001 - 5.500                                           1               $238,400.00                           0.22%
5.501 - 6.000                                           5                916,933.35                            0.83
6.001 - 6.500                                          96             19,052,755.09                           17.31
6.501 - 7.000                                         188             29,923,165.11                           27.19
7.001 - 7.500                                         157             25,439,539.25                           23.12
7.501 - 8.000                                         153             21,067,244.93                           19.15
8.001 - 8.500                                          53              7,094,119.69                            6.45
8.501 - 9.000                                          36              4,649,453.39                            4.23
9.001 - 9.500                                           7                730,588.97                            0.66
9.501 - 10.000                                          6                581,868.84                            0.53
10.001 - 10.500                                         1                 83,000.00                            0.08
10.501 - 11.000                                         1                260,394.57                            0.24
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                704           $110,037,463.19                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------






THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          COLLATERAL SUMMARY - GROUP II
--------------------------------------------------------------------------------
         Collateral statistics for the AGENCY-CONFORMING ADJUSTABLE RATE
             MORTGAGE LOANS are listed below as of 5/1/03 The sum of
       the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                      MONTH AND YEAR OF NEXT RATE CHANGE DATE
-------------------------------------- ------------------- ------------------------- -------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
MONTH OF NEXT RATE CHANGE DATE           MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
September 2003                                          1               $106,311.90                           0.10%
January 2004                                            1                260,394.57                            0.24
December 2004                                           1                103,592.45                            0.09
February 2005                                           5                526,907.33                            0.48
March 2005                                             29              4,729,260.70                            4.30
April 2005                                             45              8,109,585.26                            7.37
May 2005                                               40              6,749,891.00                            6.13
January 2006                                            2                283,765.01                            0.26
February 2006                                          38              5,037,395.28                            4.58
March 2006                                            179             27,247,888.73                           24.76
April 2006                                            253             40,658,171.96                           36.95
May 2006                                              110             16,224,299.00                           14.74
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                704           $110,037,463.19                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                            ORIGINAL TERMS TO MATURITY
--------------------------------------------------------------------------------------------------------------------
 RANGE OF ORIGINAL TERMS TO MATURITY       NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
               (MONTHS)                  MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
217 - 240                                               1                $60,991.47                           0.06%
337 - 360                                             703            109,976,471.72                           99.94
-------------------------------------- ------------------- ------------------------- -------------------------------

TOTAL:                                                704           $110,037,463.19                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                            REMAINING TERMS TO MATURITY
--------------------------------------------------------------------------------------------------------------------
 RANGE OF REMAINING TERMS TO MATURITY      NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
               (MONTHS)                  MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
235 - 354                                               3               $427,697.94                           0.39%
355 - 360                                             701            109,609,765.25                           99.61
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                704           $110,037,463.19                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          COLLATERAL SUMMARY - GROUP II
--------------------------------------------------------------------------------
         Collateral statistics for the AGENCY-CONFORMING ADJUSTABLE RATE
             MORTGAGE LOANS are listed below as of 5/1/03 The sum of
       the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                            SEASONING OF MORTGAGE LOANS
-------------------------------------- ------------------- ------------------------- -------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
LOAN AGE (MONTHS)                        MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
0 - 1                                                 448            $71,741,947.22                          65.20%
2 - 3                                                 251             37,541,452.04                           34.12
4 - 37                                                  5                754,063.93                            0.69
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                704           $110,037,463.19                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                                 OCCUPANCY STATUS
-------------------------------------- ------------------- ------------------------- -------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
OCCUPANCY STATUS                         MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
Owner Occupied                                        682           $107,226,248.65                          97.45%
Non-Owner Occupied                                     22              2,811,214.54                            2.55
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                704           $110,037,463.19                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                      GROUP II
                                                   PROPERTY TYPE
-------------------------------------- ------------------- ------------------------- -------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
PROPERTY TYPE                            MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
Single Family                                         535            $83,222,476.53                          75.63%
PUD                                                    77             13,178,588.01                           11.98
Condo                                                  81             12,134,037.06                           11.03
2-4 Family                                              6              1,000,262.33                            0.91
Townhouse                                               4                366,323.31                            0.33
Manufactured Housing                                    1                135,775.95                            0.12
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                704           $110,037,463.19                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                                MORTGAGE LOAN TYPES
-------------------------------------- ------------------- ------------------------- -------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
LOAN TYPE                                MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
3/27 ARM (Libor)                                      582            $89,451,519.98                          81.29%
2/28 ARM (Libor)                                      122             20,585,943.21                           18.71
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                704           $110,037,463.19                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          COLLATERAL SUMMARY - GROUP II
--------------------------------------------------------------------------------
         Collateral statistics for the AGENCY-CONFORMING ADJUSTABLE RATE
             MORTGAGE LOANS are listed below as of 5/1/03 The sum of
       the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                              PREPAYMENT PENALTY TERM
-------------------------------------- ------------------- ------------------------- -------------------------------
                                            NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
      PREPAYMENT PENALTY (YEARS)         MORTGAGE LOANS        PRINCIPAL BALANCE      AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
1                                                       22             $4,139,772.59                          3.76%
1.5                                                      2                256,812.33                           0.23
2                                                       78             14,077,179.31                          12.79
2.5                                                      3                568,171.49                           0.52
3                                                      599             90,995,527.47                          82.70
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                 704           $110,037,463.19                        100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                                   LOAN PURPOSE
-------------------------------------- ------------------- ------------------------- -------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
LOAN PURPOSE                             MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
Cash Out Refinance                                    352            $53,538,418.16                          48.65%
Purchase                                              293             47,936,784.43                           43.56
Rate/Term Refinance                                    59              8,562,260.60                            7.78
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                704           $110,037,463.19                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                                 LOAN DOCUMENATION
-------------------------------------- ------------------- ------------------------- -------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
LOAN DOCUMENTATION                       MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
Full                                                  542            $82,211,282.11                          74.71%
Stated                                                162             27,826,181.08                           25.29
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                704           $110,037,463.19                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                          COLLATERAL SUMMARY - GROUP II
--------------------------------------------------------------------------------
         Collateral statistics for the AGENCY-CONFORMING ADJUSTABLE RATE
             MORTGAGE LOANS are listed below as of 5/1/03 The sum of
       the percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP II
                                                    FICO SCORE
-------------------------------------- ------------------- ------------------------- -------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
FICO SCORE                               MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
0 - 499                                                 1               $260,394.57                           0.24%
520 - 539                                              19              1,960,078.48                            1.78
540 - 559                                              39              5,418,597.47                            4.92
560 - 579                                              48              6,724,911.72                            6.11
580 - 599                                              71             10,642,326.65                            9.67
600 - 619                                              88             13,028,143.34                           11.84
620 - 639                                             157             25,621,892.35                           23.28
640 - 659                                             121             18,874,427.38                           17.15
660 - 679                                              72             11,727,429.48                           10.66
680 - 699                                              39              6,965,109.21                            6.33
700 - 719                                              17              3,074,090.47                            2.79
720 - 799                                              32              5,740,062.07                            5.22
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                704           $110,037,463.19                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------






THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                         COLLATERAL SUMMARY - GROUP III
--------------------------------------------------------------------------------
        Collateral statistics for the REMAINING ADJUSTABLE RATE MORTGAGE
               LOANS are listed below as of 5/1/03 The sum of the
         percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

----------------------------------------------------- ------------------- ------------------------
TOTAL NUMBER OF LOANS                                               485
TOTAL OUTSTANDING LOAN BALANCE                              $88,809,171
AVERAGE LOAN PRINCIPAL BALANCE                                 $183,112       $46,000 - $500,000
WEIGHTED AVERAGE COUPON                                           7.31%            5.88% - 9.99%
WEIGHTED AVERAGE MARGIN                                           5.99%            4.38% - 8.99%
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS)                             360                240 - 360
WEIGHTED AVERAGE REMAINING TERM (MONTHS)                            359                239 - 360
WEIGHTED AVERAGE MAXIMUM RATE                                    14.31%          12.88% - 16.99%
WEIGHTED AVERAGE PERIODIC CAP                                     1.50%
WEIGHTED AVERAGE INITIAL PERIODIC CAP                             1.50%
WEIGHTED AVERAGE FLOOR                                            7.31%            5.88% - 9.99%
WEIGHTED AVERAGE ORIGINAL LTV                                    79.23%          19.38% - 90.00%
LIEN POSITION (FIRST/SECOND)                            100.00% / 0.00%
LOANS SUBJECT TO PREPAYMENT PENALTIES                           100.00%
PROPERTY TYPE
   SINGLE FAMILY                                                 79.01%
    PUD                                                          11.58%
   CONDOMINIUM                                                    8.10%
   2-4 FAMILY                                                     0.48%
   TOWNHOUSE                                                      0.73%
   MODULAR HOME                                                   0.09%
LOAN PURPOSE
   CASHOUT REFINANCE                                             49.80%
   PURCHASE                                                      38.39%
   RATE/TERM REFINANCE                                           11.81%
OCCUPANCY STATUS
   OWNER OCCUPIED                                                98.87%
   NON-OWNER OCCUPIED                                             1.13%
LOAN DOCUMENTATION
   FULL                                                          67.00%
   STATED                                                        32.63%
   LIMITED                                                        0.36%
----------------------------------------------------- ------------------- ------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                         COLLATERAL SUMMARY - GROUP III
--------------------------------------------------------------------------------
        Collateral statistics for the REMAINING ADJUSTABLE RATE MORTGAGE
               LOANS are listed below as of 5/1/03 The sum of the
         percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

-------------------------------------------------------------- ---------------------- ----------------------
PRODUCT TYPE
        2/28 - ARM                                                            23.90%
        3/27 - ARM                                                            76.10%

GEOGRAPHIC DISTRIBUTION
(Other states account individually for less than 5% of the             CA
Adjustable Rate Loan Group principal balance.)                                50.39%

WEIGHTED AVERAGE FICO                                                            634

DAYS DELINQUENT
     CURRENT                                                                 100.00%
     30 - 59                                                                   0.00%
-------------------------------------------------------------- ---------------------- ----------------------









THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                         COLLATERAL SUMMARY - GROUP III
--------------------------------------------------------------------------------
        Collateral statistics for the REMAINING ADJUSTABLE RATE MORTGAGE
               LOANS are listed below as of 5/1/03 The sum of the
         percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                            GROUP III
                        GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES
--------------------------- ------------------- ------------------------- -------------------------------
                                NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
STATE                         MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
--------------------------- ------------------- ------------------------- -------------------------------
AZ                                          26             $3,577,717.05                           4.03%
CA                                         186             44,752,206.87                           50.39
CO                                           6              1,102,278.79                            1.24
CT                                          12              1,874,318.04                            2.11
DE                                           1                 84,099.01                            0.09
FL                                          31              3,943,000.87                            4.44
ID                                           3                358,115.26                            0.40
IL                                          19              2,442,762.68                            2.75
IN                                           8                674,541.06                            0.76
KS                                           4                325,500.81                            0.37
KY                                           7                595,077.70                            0.67
LA                                           1                 73,292.78                            0.08
MA                                          14              3,049,712.05                            3.43
MD                                          10              2,278,186.02                            2.57
MI                                          14              1,825,911.25                            2.06
MN                                           9              1,878,307.25                            2.11
MO                                          11              1,070,167.45                            1.21
MS                                           1                 66,319.26                            0.07
NC                                           1                238,252.43                            0.27
NH                                           1                171,581.55                            0.19
NJ                                          15              3,492,356.35                            3.93
NV                                          10              1,663,396.37                            1.87
OH                                          16              1,611,275.08                            1.81
OK                                           1                 91,121.48                            0.10
OR                                          15              2,306,805.90                            2.60
PA                                          10              1,349,167.01                            1.52
RI                                           3                351,917.99                            0.40
SC                                           1                144,564.13                            0.16
TX                                          13              1,428,531.33                            1.61
UT                                           7              1,017,292.01                            1.15
VA                                          12              1,854,582.53                            2.09
WA                                          16              3,035,574.63                            3.42
WI                                           1                 81,238.37                            0.09
--------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                     485            $88,809,171.36                         100.00%
--------------------------- ------------------- ------------------------- -------------------------------

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                         COLLATERAL SUMMARY - GROUP III
--------------------------------------------------------------------------------
        Collateral statistics for the Remaining Adjustable Rate Mortgage
               Loans are listed below as of 5/1/03 The sum of the
         percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                          CUT-OFF DATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
        RANGE OF CUT-OFF DATE              NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
        PRINCIPAL BALANCE ($)            MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
40,000.01 - 60,000.00                                  10               $550,581.95                           0.62%
60,000.01 - 80,000.00                                  43              3,070,412.16                            3.46
80,000.01 - 100,000.00                                 57              5,156,827.54                            5.81
100,000.01 - 125,000.00                                82              9,203,499.96                           10.36
125,000.01 - 150,000.00                                64              8,812,208.85                            9.92
150,000.01 - 200,000.00                                80             14,058,597.25                           15.83
200,000.01 - 250,000.00                                48             10,838,280.36                           12.20
250,000.01 - 300,000.00                                10              2,805,257.25                            3.16
300,000.01 - 350,000.00                                33             10,976,101.68                           12.36
350,000.01 - 400,000.00                                35             13,119,271.20                           14.77
400,000.01 - 450,000.00                                15              6,335,390.25                            7.13
450,000.01 - 500,000.00                                 8              3,882,742.91                            4.37
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                485            $88,809,171.36                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                           ORIGINAL LOAN-TO-VALUE RATIOS
-------------------------------------- ------------------- ------------------------- -------------------------------
               RANGE OF                    NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
       LOAN-TO-VALUE RATIOS (%)          MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
15.01 - 20.00                                           1                $62,944.42                           0.07%
30.01 - 35.00                                           1                 99,913.90                            0.11
35.01 - 40.00                                           4                436,719.94                            0.49
40.01 - 45.00                                           1                299,753.61                            0.34
45.01 - 50.00                                           3                364,516.43                            0.41
50.01 - 55.00                                           4                481,368.74                            0.54
55.01 - 60.00                                           9              1,211,625.39                            1.36
60.01 - 65.00                                          13              2,471,157.96                            2.78
65.01 - 70.00                                          18              2,716,174.08                            3.06
70.01 - 75.00                                          37              7,151,590.47                            8.05
75.01 - 80.00                                         260             52,491,591.92                           59.11
80.01 - 85.00                                          57              8,704,674.21                            9.80
85.01 - 90.00                                          77             12,317,140.29                           13.87
-------------------------------------- ------------------- ------------------------- -------------------------------
Total:                                                485            $88,809,171.36                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                         COLLATERAL SUMMARY - GROUP III
--------------------------------------------------------------------------------
        Collateral statistics for the REMAINING ADJUSTABLE RATE MORTGAGE
               LOANS are listed below as of 5/1/03 The sum of the
         percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                          GROUP III
                                                   MORTGAGE INTEREST RATES
-------------------------------------- ------------------- ------------------------- -------------------------------
          RANGE OF MORTGAGE                NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
          INTEREST RATES (%)             MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
5.751 - 6.000                                           6             $1,075,792.10                           1.21%
6.001 - 6.250                                          14              3,635,064.01                            4.09
6.251 - 6.500                                          37              7,889,450.13                            8.88
6.501 - 6.750                                          40              8,409,744.58                            9.47
6.751 - 7.000                                         105             21,006,254.47                           23.65
7.001 - 7.250                                          35              7,776,247.80                            8.76
7.251 - 7.500                                          77             13,909,549.84                           15.66
7.501 - 7.750                                          39              6,325,709.00                            7.12
7.751 - 8.000                                          54              7,832,227.39                            8.82
8.001 - 8.250                                          15              1,933,887.04                            2.18
8.251 - 8.500                                          26              3,647,581.57                            4.11
8.501 - 8.750                                          11              1,379,750.02                            1.55
8.751 - 9.000                                          17              2,650,625.94                            2.98
9.001 - 9.250                                           2                226,880.70                            0.26
9.251 - 9.500                                           5                918,576.10                            1.03
9.501 - 10.000                                          2                191,830.67                            0.22
-------------------------------------- ------------------- ------------------------- -------------------------------
Total:                                                485            $88,809,171.36                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                              RANGE OF GROSS MARGINS
-------------------------------------- ------------------- ------------------------- -------------------------------
               RANGE OF                    NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
          GROSS MARGINS (%)              MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
4.001 - 4.500                                           3               $708,843.55                           0.80%
4.501 - 5.000                                          39              8,730,973.63                            9.83
5.001 - 5.500                                         107             21,353,503.02                           24.04
5.501 - 6.000                                         127             25,843,278.84                           29.10
6.001 - 6.500                                          99             16,552,073.74                           18.64
6.501 - 7.000                                          57              7,831,662.89                            8.82
7.001 - 7.500                                          31              4,372,111.36                            4.92
7.501 - 8.000                                          17              2,688,995.82                            3.03
8.001 - 8.500                                           4                655,728.51                            0.74
8.501 - 9.000                                           1                 72,000.00                            0.08
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                485            $88,809,171.36                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                         COLLATERAL SUMMARY - GROUP III
--------------------------------------------------------------------------------
        Collateral statistics for the REMAINING ADJUSTABLE RATE MORTGAGE
               LOANS are listed below as of 5/1/03 The sum of the
         percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                          MAXIMUM MORTGAGE INTEREST RATES
-------------------------------------- ------------------- ------------------------- -------------------------------
      RANGE OF MAXIMUM MORTGAGE            NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
          INTEREST RATES (%)             MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
12.501 - 13.000                                         6             $1,075,792.10                           1.21%
13.001 - 13.500                                        51             11,524,514.14                           12.98
13.501 - 14.000                                       146             29,480,703.31                           33.20
14.001 - 14.500                                       112             21,685,797.64                           24.42
14.501 - 15.000                                        92             14,093,232.13                           15.87
15.001 - 15.500                                        41              5,581,468.61                            6.28
15.501 - 16.000                                        28              4,030,375.96                            4.54
16.001 - 16.500                                         7              1,145,456.80                            1.29
16.501 - 17.000                                         2                191,830.67                            0.22
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                485            $88,809,171.36                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                          MINIMUM MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------------------------------------------
      RANGE OF MINIMUM MORTGAGE            NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
          INTEREST RATES (%)             MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
5.501 - 6.000                                           6             $1,075,792.10                           1.21%
6.001 - 6.500                                          51             11,524,514.14                           12.98
6.501 - 7.000                                         145             29,415,999.05                           33.12
7.001 - 7.500                                         112             21,685,797.64                           24.42
7.501 - 8.000                                          93             14,157,936.39                           15.94
8.001 - 8.500                                          41              5,581,468.61                            6.28
8.501 - 9.000                                          28              4,030,375.96                            4.54
9.001 - 9.500                                           7              1,145,456.80                            1.29
9.501 - 10.000                                          2                191,830.67                            0.22
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                485            $88,809,171.36                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                         COLLATERAL SUMMARY - GROUP III
--------------------------------------------------------------------------------
        Collateral statistics for the REMAINING ADJUSTABLE RATE MORTGAGE
               LOANS are listed below as of 5/1/03 The sum of the
         percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                      MONTH AND YEAR OF NEXT RATE CHANGE DATE
-------------------------------------- ------------------- ------------------------- -------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
MONTH OF NEXT RATE CHANGE DATE           MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
November 2004                                           1               $423,666.16                           0.48%
January 2005                                            1                262,990.15                            0.30
February 2005                                           3                491,300.35                            0.55
March 2005                                             28              5,775,336.69                            6.50
April 2005                                             40              7,968,673.01                            8.97
May 2005                                               32              6,305,695.00                            7.10
January 2006                                            1                364,810.61                            0.41
February 2006                                          24              3,872,258.88                            4.36
March 2006                                            107             19,870,933.00                           22.37
April 2006                                            174             30,586,916.51                           34.44
May 2006                                               74             12,886,591.00                           14.51
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                485            $88,809,171.36                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                             ORIGINAL TERM TO MATURITY
-------------------------------------- ------------------- ------------------------- -------------------------------
 RANGE OF ORIGINAL TERMS TO MATURITY       NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
               (MONTHS)                  MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
217 - 240                                               1               $108,609.47                           0.12%
337 - 360                                             484             88,700,561.89                           99.88
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                485            $88,809,171.36                         100.00%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                                 REMAINING TERM TO MATURITY
-------------------------------------- ------------------- ------------------------- -------------------------------
 RANGE OF REMAINING TERMS TO MATURITY      NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
               (MONTHS)                  MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
235 - 354                                               2               $532,275.63                           0.60%
355 - 360                                             483             88,276,895.73                           99.40
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                485            $88,809,171.36                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                         COLLATERAL SUMMARY - GROUP III
--------------------------------------------------------------------------------
        Collateral statistics for the REMAINING ADJUSTABLE RATE MORTGAGE
               LOANS are listed below as of 5/1/03 The sum of the
         percentages in the summary may not add to 100% due to rounding

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                            SEASONING OF MORTGAGE LOANS
-------------------------------------- ------------------- ------------------------- -------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
LOAN AGE (MONTHS)                        MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
0                                                     106            $19,192,286.00                          21.61%
1                                                     214             38,555,589.52                           43.41
2                                                     135             25,646,269.69                           28.88
3                                                      27              4,363,559.23                            4.91
4                                                       2                627,800.76                            0.71
6                                                       1                423,666.16                            0.48
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                485            $88,809,171.36                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                                 OCCUPANCY STATUS
-------------------------------------- ------------------- ------------------------- -------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
OCCUPANCY STATUS                         MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
Primary Home                                          477            $87,807,925.03                          98.87%
Non-Owner Occupied                                      8              1,001,246.33                            1.13
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                485            $88,809,171.36                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                         COLLATERAL SUMMARY - GROUP III
--------------------------------------------------------------------------------
        Collateral statistics for the REMAINING ADJUSTABLE RATE MORTGAGE
               LOANS are listed below as of 5/1/03 The sum of the
         percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                                   PROPERTY TYPE
-------------------------------------- ------------------- ------------------------- -------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
PROPERTY TYPE                            MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
Single Family                                         379            $70,171,680.53                          79.01%
PUD                                                    53             10,288,235.21                           11.58
Condo                                                  45              7,192,722.87                            8.10
2-4 Family                                              3                430,222.94                            0.48
Townhouse                                               4                645,438.29                            0.73
Modular Home                                            1                 80,871.52                            0.09
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                485            $88,809,171.36                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                                MORTGAGE LOAN TYPES
-------------------------------------- ------------------- ------------------------- -------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
LOAN TYPE                                MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
3/27 ARM (Libor)                                      380            $67,581,510.00                          76.10%
2/28 ARM (Libor)                                      105             21,227,661.36                           23.90
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                485            $88,809,171.36                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                              PREPAYMENT PENALTY TERM
-------------------------------------- ------------------- ------------------------- -------------------------------
                                            NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
      PREPAYMENT PENALTY (YEARS)         MORTGAGE LOANS        PRINCIPAL BALANCE      AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
1                                                       14             $3,607,535.40                          4.06%
2                                                       65             14,473,830.31                          16.30
2.5                                                      1                110,750.00                           0.12
3                                                      392             69,288,415.19                          78.02
3.5                                                      1                 81,238.37                           0.09
4                                                        1                174,870.12                           0.20
5                                                       11              1,072,531.97                           1.21
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                 485            $88,809,171.36                        100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                         COLLATERAL SUMMARY - GROUP III
--------------------------------------------------------------------------------
        Collateral statistics for the REMAINING ADJUSTABLE RATE MORTGAGE
               LOANS are listed below as of 5/1/03 The sum of the
         percentages in the summary may not add to 100% due to rounding
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                                   LOAN PURPOSE
-------------------------------------- ------------------- ------------------------- -------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
LOAN PURPOSE                             MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
Cash Out Refinance                                    251            $44,225,566.29                          49.80%
Purchase                                              168             34,094,066.78                           38.39
Rate/Term Refinance                                    66             10,489,538.29                           11.81
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                485            $88,809,171.36                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                                 LOAN DOCUMENATION
-------------------------------------- ------------------- ------------------------- -------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
LOAN DOCUMENTATION                       MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
Full                                                  354            $59,505,286.70                          67.00%
Stated                                                129             28,982,137.56                           32.63
Limited                                                 2                321,747.10                            0.36
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                485            $88,809,171.36                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                     GROUP III
                                                    FICO SCORE
-------------------------------------- ------------------- ------------------------- -------------------------------
                                           NUMBER OF       CUT-OFF DATE AGGREGATE     PERCENTAGE OF CUT-OFF DATE
FICO SCORE                               MORTGAGE LOANS       PRINCIPAL BALANCE       AGGREGATE PRINCIPAL BALANCE
-------------------------------------- ------------------- ------------------------- -------------------------------
520 - 539                                              15             $2,569,404.94                           2.89%
540 - 559                                              31              4,300,238.26                            4.84
560 - 579                                              28              4,176,648.83                            4.70
580 - 599                                              66             10,978,317.33                           12.36
600 - 619                                              64             11,171,050.44                           12.58
620 - 639                                              83             14,481,643.13                           16.31
640 - 659                                              84             16,271,355.50                           18.32
660 - 679                                              52             11,832,362.44                           13.32
680 - 699                                              27              5,669,471.41                            6.38
700 - 719                                              12              1,898,937.60                            2.14
720 - 799                                              23              5,459,741.48                            6.15
-------------------------------------- ------------------- ------------------------- -------------------------------
TOTAL:                                                485            $88,809,171.36                         100.00%
-------------------------------------- ------------------- ------------------------- -------------------------------



THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                                    CONTACTS
--------------------------------------------------------------------------------

SYNDICATE                             Kevin White               (212) 526-9519
                                      Daniel Covello            (212) 526-9519

TRADING                               Charles Spero             (212) 526-6870
                                      Ross Shapiro              (212) 526-6870

RESIDENTIAL MORTGAGE FINANCE          Brad Andres               (212) 526-8367
                                      Andor Meszaros            (212) 526-5150

STRUCTURING                           Sei-Hyong Park            (212) 526-0203

--------------------------------------------------------------------------------









THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY THE SECURITIES ARE MADE ONLY BY , AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAWS, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY LEHMAN BROTHERS INC. OR ANY AFFILIATE. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, LOSSES AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. LEHMAN BROTHERS INC., AND ANY OF ITS AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).
                                       48